Exhibit 10.1

555 Turnpike Street

Canton, Massachusetts

AMENDMENT TO LEASE AGREEMENT

DESTINATION XL GROUP, INC.

This Amendment to Lease Agreement (this “Amendment”) is dated as of June 20, 2025 (the “Amendment Effective Date”), between 555 TNPK 74 Owner, LLC, a Delaware limited liability company (“Landlord” or “Lessor”), and Destination XL Group, Inc., a Delaware corporation (“Tenant” or “Lessee”).

RECITALS:

A.
Reference is made to a Lease Agreement dated February 1, 2006 (the “Existing Lease”) between Landlord, as successor-in-interest to Spirit Master Funding VIII, LLC and Spirit SPE Canton, LLC, as landlord, and Tenant, formerly known as Casual Male Retail Group, Inc., as tenant, for certain premises known as and numbered 555 Turnpike Street, Canton, Massachusetts (the “Premises” or the “Property”).
B.
The Lease Term is scheduled to expire on January 31, 2026.
C.
Landlord and Tenant are entering into this Amendment to extend the Lease Term and amend certain other Existing Lease terms, upon and subject to the terms and conditions set forth in this Amendment.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.
Recitals; Defined Terms. The foregoing recitals are incorporated into and made a part of this Amendment. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Existing Lease. All Section references contained herein shall be to the respective Sections of the Existing Lease, except as may be otherwise indicated herein. The term “Lease” where used in the Existing Lease and this Amendment shall hereafter refer to the Existing Lease, as amended by this Amendment, unless the context clearly indicates otherwise.

2.
Extension of Lease Term.

(a) First Extension Term. The Lease Term is hereby extended for a period of seven (7) years (the “First Extension Term”) commencing on February 1, 2026 and ending on January 31, 2033 (the “Expiration Date”).

(b) Base Rental. During the First Extension Term, Tenant shall pay Base Annual Rental (“Base Annual Rental”) in the amounts set forth below:

Lease Period

	Base Annual Rental

Base Monthly Rental Payment

2/1/26-1/31/27	$5,757,181.22	$479,765.10
2/1/27-1/31/28	$5,929,896.66	$494,158.05
2/1/28-1/31/29	$6,107,793.56	$508,982.80
2/1/29-1/31/30	$6,291,027.36	$524,252.28
2/1/30-1/31/31	$6,479,758.18	$539,979.85
2/1/31-1/31/32	$6,674,150.93	$556,179.24
2/1/32-1/31/33	$6,874,375.46	$572,864.62

(c) Additional Rental. During each Extension Term, Tenant shall continue to pay Additional Rental in the manner and the amounts provided in the Existing Lease.

3.
Additional Extension Terms.

(a) Tenant’s right to extend the Lease Term as set forth in the Existing Lease is hereby superseded by the terms of this Section 3. For the avoidance of doubt in connection therewith:

(i)
The third, fourth, fifth and sixth sentences of Section 3 of the Existing Lease are deleted in their entirety;
(ii)
The reference to “this Section 4” in the second sentence of Section 4.A. of the Existing Lease is modified to mean and refer to this Section 3 of this Amendment.
(iii)
Section 4.B. is deleted in its entirety; and
(iv)
References in the Existing Lease to any numbered “Extension Term” shall mean the Extension Terms as numbered or re-numbered under this Amendment.

Landlord and Tenant agree that the Lease may be further extended by Tenant, at its sole option exercised in its sole discretion (an “Extension Option”), beyond the Expiration Date for three (3) terms of five (5) years each (each, an “Extension Term” and, collectively, the “Extension Terms”) by notice of Tenant’s unconditional exercise of its Extension Option given at least nine (9) but not more than twelve (12) months prior to the end of the First Extension Term, or if applicable, the then existing Extension Term, time being of the essence to such exercise, so long as at the time of such notice no Event of Default has occurred and is then continuing and so long as at the time of such notice and at the beginning of the applicable Extension Term Tenant has not assigned the Lease other than pursuant to an assignment to a Permitted Person under Section 23.C of the Existing Lease. All references to the “Lease Term” in the Lease shall mean the Lease Term as extended by the First Extension Term and by any additional Extension Term and references to the “Expiration Date” shall mean the Expiration Date, as extended to include the Extension Term. If the Lease Term is extended for an Extension Term, then Base Annual Rental will be 100% of the Fair Market Rent, as determined below, but in no event shall it be less than the Base Annual Rental in effect for the Premises immediately prior to such Extension Term.

(b) If Tenant has timely exercised an Extension Option to further extend the Lease Term pursuant to Section 3(a) above, then the Fair Market Rent for the Premises during the applicable Extension

Term shall be ascertained as follows: Not later than seven (7) months prior to the existing Expiration Date, Landlord shall give written notice to Tenant setting forth Landlord’s determination of fair market rent (“Landlord’s Determination”) for each year of the Extension Term in question (which may be different from year to year). Tenant shall have twenty (20) days to notify Landlord as to Tenant’s acceptance or rejection of Landlord’s Determination. Tenant’s failure so to notify Landlord within such twenty (20) day period shall bind Tenant to Landlord’s Determination and Tenant shall be deemed to have accepted Landlord’s Determination. If Tenant timely rejects Landlord’s Determination, Landlord and Tenant agree that they shall negotiate in good faith to determine the fair market rent for up to thirty (30) days from the date on which Landlord receives Tenant’s rejection notice (the “Rent Agreement Deadline”). If Landlord and Tenant are unable to agree on the amount of fair market rent by the Rent Agreement Deadline, Landlord and Tenant shall each appoint one (1) qualified broker within ten (10) days following the Rent Agreement Deadline. As used herein, a “qualified broker” shall mean a broker licensed in The Commonwealth of Massachusetts who has been personally active for at least five (5) years in the leasing of space similar to the Premises in the Route 128 South submarket of the greater Boston area. If either Landlord or Tenant fails to appoint a qualified broker within said ten (10) day appointment period, then the other party shall have the power to appoint the qualified broker for the defaulting party. Landlord’s broker and Tenant’s broker shall meet for the purpose of attempting to reach an agreement as to the applicable fair market rent. In the event that such brokers shall fail to reach an agreement as to the applicable fair market rent within thirty (30) days following the appointment of the latter of them to be appointed, both such brokers shall meet and within five (5) days designate a third qualified broker to act as arbitrator (the “Arbitrator”). If the two brokers fail to so designate the Arbitrator within such time, then either Landlord or Tenant may request that the President of the Greater Boston Real Estate Board, or successor organization, promptly designate the Arbitrator. The Arbitrator shall promptly hold an arbitration hearing at which both Landlord’s broker and Tenant’s broker shall be entitled to introduce evidence in support of their positions in accordance with reasonable procedures prescribed by the Arbitrator. Within thirty (30) days of the designation of the Arbitrator, the Arbitrator shall select either Landlord’s broker’s determination or Tenant’s broker’s determination of fair market rent (“Fair Market Rent”), which selection shall be made in writing and thereupon shall conclusively be deemed to be the Base Annual Rental due and payable during the applicable Extension Term (it being understood that the Arbitrator shall be expressly prohibited from selecting any alternative figure).

The “fair market rent” to be determined as set forth above shall be the Base Annual Rental which a willing tenant would pay to lease the Premises for each year of the Extension Term in question under terms and conditions substantially the same as those of the Lease as though then available for single occupancy for the operation of a Permitted Facility (or any higher and better use then being made by Tenant in accordance with the Lease) in “as-is” condition or such better condition in which Tenant is required to maintain the Premises (or if in Landlord’s reasonable judgment leasehold improvements have been installed which adversely affect rental value and Landlord has the right to have Tenant remove such leasehold improvements at the termination of the Term, then as though such leasehold improvements were removed), based on rentals then currently being marketed, negotiated or executed for comparable properties in the Route 128 South submarket of the greater Boston area over a comparable period taking into account any applicable improvement allowances, brokerage commissions or rent incentives with appropriate adjustments made to such rentals as necessary to establish comparability, and other reasonably relevant factors (provided Landlord shall not be required to provide an improvement allowance for the applicable Extension Term) and taking into account all other relevant factors. Notwithstanding the foregoing or anything to the contrary contained herein, to the extent that Tenant, at its sole cost and expense and in accordance with the terms and conditions of the Lease, erects any new buildings or expands the footprint of any existing buildings, “fair market rent” shall not take into account the value of any such new buildings or expanded footprints of existing buildings.

If Landlord should delay in giving the notice which begins the valuation procedures of this paragraph for any applicable Extension Term, or if the process should otherwise be delayed for any reason, then such procedures shall nevertheless remain in effect and be applicable when and as invoked with respect to Base Annual Rental payable during such Extension Term; but until such procedures are completed Tenant shall pay on account of Base Annual Rental at the rate established for Base Annual Rental for the last twelve (12) months of the prior Extension Term. If, upon completion of this process, it is determined that Fair Market Rent is more than that in effect immediately prior to the Extension Term in question, then an adjustment based upon such greater rent shall be made based on the number of months therefor paid by Tenant (and Tenant shall pay any amount owing to Landlord, if applicable, within fifteen (15) days retroactively to the beginning of the Extension Term in question). Each party shall bear the costs of the broker selected by it and shall share equally in the costs of the Arbitrator selected in accordance herewith.

4.
Improvement Allowance. Landlord shall provide Tenant with an allowance in the amount of $4,719,000.00 (the “Allowance”) which may be applied by Tenant toward Tenant’s third-party costs of repairs, replacements, and improvements performed in accordance with the provisions of the Existing Lease as amended hereby (including without limitation, Sections 12 and 14 of the Existing Lease) with respect to the Premises, including without limitation the fire protection systems, building façades, loading dock equipment, HVAC equipment, parking and driveway areas, and mechanical, electrical and/or plumbing systems thereof (collectively, “Allowance Costs”); provided that Allowance Costs shall not include any costs of repairs, replacements, or improvements of a cosmetic or decorative nature. Tenant shall keep the Premises and Property free from any liens or encumbrances arising out of any work performed, material furnished or obligations incurred by or for Tenant or any person or entity claiming through or under Tenant. If any mechanics' or other lien shall be filed against the Premises or the Property purporting to be for services, labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within twenty (20) days after notice to Tenant of the filing thereof.

The Allowance shall be disbursed as requisitioned by Tenant (but not more often than once monthly, provided that a second requisition may be submitted within a given month if such requisition covers one or more jobs that are distinct from the job(s) for which funds were previously requisitioned in such month) within thirty (30) days following Tenant’s requisition, provided that in no event shall Landlord be obligated to make any such disbursement during any period in which Tenant is in default under the Lease beyond any applicable notice and cure periods. Requisitions shall be in the form attached hereto as Exhibit A or in a customary form reasonably approved by Landlord. For each disbursement, Tenant shall submit a requisition package to Landlord with a reasonably detailed itemization of the costs being requisitioned, a certificate by an officer of Tenant that all such costs are Allowance Costs and have been incurred and paid for by Tenant, and reasonable appropriate back-up documentation including, without limitation, lien releases (in the form attached hereto as Exhibit B or in a customary form reasonably approved by Landlord) for any jobs costing in excess of $50,000.00, and copies of paid invoices and bills or other evidence of payment reasonably satisfactory to Landlord of payments for any jobs for which lien releases are not required to be provided. If Landlord is unsatisfied in its reasonable discretion with the form or content of any requisition, it shall notify Tenant of its objections thereto (indicating with reasonable specificity the deficiencies in the requisition) within thirty (30) days of Landlord’s receipt of the requisition. If Landlord does not pay such requisition or give such notice of objections within said thirty (30) days, then (a) Tenant may send Landlord a notice stating in all capital letters “THIS IS A REMINDER NOTICE OF TENANT’S REQUISITION DATED _______. IF LANDLORD FAILS, WITHIN FIFTEEN (15) DAYS FROM ITS RECEIPT OF THIS REMINDER NOTICE, TO EITHER PAY THE AMOUNTS SO REQUISITIONED IN FULL OR NOTIFY TENANT OF LANDLORD’S OBJECTIONS TO THE REQUISITION IN ACCORDANCE WITH THE LEASE, THEN TENANT’S REQUISITION SHALL BE DEEMED ACCEPTED AND TENANT MAY THEREAFTER DEDUCT THE REQUISITIONED AMOUNTS AGAINST ANY RENTAL OWED BY TENANT”, and (b) if Tenant sends such a notice and Landlord fails, within fifteen (15) days from Landlord’s receipt of such notice, to either pay the amounts so requisitioned in full or notify Tenant of Landlord’s objections to the requisition in accordance with this Section 4, then Tenant’s requisition shall be deemed accepted and Tenant may thereafter deduct the requisitioned amounts against any rental owed by Tenant until paid in full. Tenant shall have no right to, and Landlord shall have no obligation to fund, any portion of the Allowance that is not properly requisitioned by Tenant on or before January 31, 2033.

5.
Notice Addresses. Section 24 of the Existing Lease is hereby amended by changing the Notice addresses for each of Landlord and Tenant to the following:

If to Landlord:

555 TNPK 74 Owner, LLC

7121 Fairway Drive, Suite 310

Palm Beach Gardens, FL 33418

Attention: General Counsel

E-mail: notices@wrefholdings.com

If to Tenant:

Destination XL Group, Inc.

555 Turnpike Street

Canton, MA 02021

Attn: Peter Stratton, Chief Financial Officer

E-mail: pstratton@dxlg.com

with a copy to:

Destination XL Group, Inc.

555 Turnpike Street

Canton, MA 02021

Attn: Robert Molloy, General Counsel

E-mail: rmolloy@dxlg.com

and to:

Brown Rudnick LLP

One Financial Center

Boston, MA 02111

Attn: Thomas J. Phillips, Esq.

E-mail: tphillips@brownrudnick.com

6.
Right of First Refusal/Third Party Offer. Section 42 of the Existing Lease is hereby deleted in its entirety. For the avoidance of doubt, Tenant shall no longer have a right of first refusal to purchase the Property.

7.
Additional Amendments to the Existing Lease. Exhibit C attached hereto sets forth a number of additional amendments that the parties have agreed to with regard to various provisions of the Existing Lease.

8.
Existing Mortgage. Reference is made to that certain Mortgage, Financing Statement and Security Agreement and a related Assignment of Lease and Rents, each dated May 27, 2021 (together, the “Existing Mortgage”) and made by Landlord in favor of Brookline Bank (the “Existing Mortgagee”). Landlord represents that Existing Mortgagee has consented or been deemed to have consented to this Amendment. Reference is further made to that certain Subordination, Non-disturbance and Attornment Agreement dated May 27, 2021, among Landlord, Tenant and Existing Mortgagee, as recorded with the Norfolk County Registry of Deeds at Book 39468, Page 569, and filed with the Norfolk County Registry District of the Land Court as Document 1095123 (the “Existing SNDA”). Concurrently with the execution and delivery of this Amendment, Landlord, Tenant and Existing Mortgagee are entering into an amendment to the Existing SNDA in the form attached hereto as Exhibit D.

9.
Brokers. Each of the parties hereto represents and warrants to the other that, except for the Brokers (as defined below), such party has not dealt with any broker in connection with this Amendment and that such party has no knowledge of any claims for brokerage commissions in connection with this Amendment. Each party agrees to indemnify and defend the other against, and save it harmless from all loss, claim, damage, cost or expense (including reasonable attorneys’ fees incurred in connection therewith) in connection with this Amendment, which claim arises (directly or indirectly) out of an agreement, contract course of dealings or relationship between such a party and the claiming party. The “Brokers” shall mean Cushman & Wakefield, representing Tenant, and Newmark, representing Landlord. Landlord shall pay a commission to the Brokers pursuant to a separate written agreement between Landlord and the Brokers.

10.
Ratification and Authority.

(a) Except as set forth herein, the terms of the Existing Lease are hereby ratified and confirmed by both Landlord and Tenant. Each of Landlord and Tenant hereby affirms that, to the best of its knowledge on the Amendment Effective Date, no breach or default under the Existing Lease by the other of them has occurred and continues to exist.

(b) Tenant represents and warrants to Landlord that as of the Amendment Effective Date (i) to Tenant’s knowledge, no breach or default by Landlord under the Existing Lease has occurred and continues to exist, (ii) Tenant is the holder of the tenant’s interest under the Existing Lease and has the full right, power and authority to enter into this Amendment, (iii) no consents, approvals or joinders of any third parties are required in order for Tenant to enter into and perform this Amendment and/or give full force and effect to Landlord’s rights and privileges hereunder, and (iv) Tenant has not granted any subleases, leasehold mortgages, liens or other interests encumbering Tenant’s interest in the Property and, to Tenant’s knowledge, none thereof otherwise exist. As used above and/or elsewhere in the Lease, “to Tenant’s knowledge”, “known to Tenant” or words to similar effect, shall mean the present, actual knowledge of an executive or senior officer of Tenant or of a management level employee of Tenant whose job description includes day-to-day responsibility for the particular matter in question.

(c) Landlord represents and warrants to Tenant that as of the Amendment Effective Date (i) to Landlord’s knowledge, no breach or default by Tenant under the Existing Lease has occurred and continues to exist, (ii) Landlord is the holder of the landlord’s interest under the Existing Lease and has the full right, power and authority to enter into this Amendment, (iii) except for the Existing Mortgagee’s consent referenced in Section 7 above, no consents, approvals or joinders of any third parties are required in order for Landlord to enter into and perform this Amendment and/or give full force and effect to Tenant’s rights and privileges hereunder, (iv) Landlord is the fee owner of the Property, and (v) Landlord has not granted any tenancies (other than the Existing Lease) or mortgages (other than the Existing Mortgage) with respect to the Property. As used above and/or elsewhere in the Lease, “to Landlord’s knowledge”, “known to Landlord” or words to similar effect, shall mean the present, actual knowledge of an executive or senior officer of Landlord or of a management level employee of Landlord whose job description includes day-to-day responsibility for the particular matter in question.

11.
Miscellaneous. In the event of any conflict or inconsistency between the provisions of the Existing Lease and the provisions of this Amendment, the provisions of this Amendment shall control. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns. This Amendment shall be deemed to have been executed and delivered within The Commonwealth of Massachusetts, and the rights and obligations of Landlord and Tenant shall be construed and enforced in accordance with, and governed by, the laws of The Commonwealth of Massachusetts. Each party has cooperated in the drafting and preparation of this Amendment and, therefore, in any construction to be made of this Amendment, the same shall not be construed against either party. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

12.
Counterparts; Electronic Execution. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. This Amendment may be executed by electronic means, in whole or in part, including by electronic signature (such as DocuSign), which shall be considered as an original signature. Without limitation, in addition to electronically produced signatures, “electronic signature” shall include electronically scanned and transmitted version (e.g., via PDF) of an original signature or faxed versions of an original signature.

[The remainder of this page is intentionally left blank; signature page follows.]

Executed as an instrument under seal as of the date first written above.

LANDLORD:

555 TNPK 74 Owner, LLC, a Delaware limited liability company

By:/s/ Deigo Rico

Name: Deigo Rico

Title: Vice President

TENANT:

Destination XL Group, Inc., a Delaware corporation

By:_/s/ Harvey S. Kanter

      Harvey S. Kanter

      President and Chief Executive Officer

By:_/s/ Peter H. Stratton, Jr.

      Peter H. Stratton, Jr.

      Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT A

Tenant Allowance Reimbursement Request

555 Turnpike St. Canton, Ma 02021

PROJECT Number: Project Description:

	Vendor Name	Description of Work	Invoice#	Invoice Date	Requisitioned Invoice Total
1.
2.

Destination XL Group, Inc. hereby certifies that all the requisitioned invoice amounts are Allowance Costs that have been incurred and paid for by Destination XL Group, Inc.

Destination XL Group, Inc. By: __________________________ Name: Title: Date:

A-1

EXHIBIT B

PARTIAL WAIVER AND SUBORDINATION OF LIEN

M.G.L. c. 254, §32

COMMONWEALTH OF MASSACHUSETTS: Date:

MIDDLESEX COUNTY Application for Payment No. ____

OWNER:

CONTRACTOR:

LENDER/MORTGAGEE:

1. Original Contract Amount: $__________

2. Approved Change Orders: $__________

3. Adjusted Contract Amount: $__________

(line 1 plus line 2)

4. Completed to Date: $__________

5. Less Retainage: $__________

6. Total Payable to Date: $__________

(line 4 less line 5)

7. Less Previous Payments: $__________

8. Current Amount Due: $__________

(line 6 less line 7)

9. Pending Change Orders: $__________

10. Disputed Claims: $__________

The undersigned who has a contract with Owner, for furnishing labor or materials or both labor and materials or rental equipment, appliances or tools for the erection, alteration, repair or removal of a building or structure or other improvement of real property known and identified as _____, _______, Massachusetts and owned by Owner, upon receipt of ___________________ ($_________________) in payment of an invoice/requisition/application for payment dated _____________ does hereby:

(a) waive any and all liens and right of lien on such real property for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished through the following date:

_____________________ (payment period), except for retainage, unpaid agreed or pending change orders, and disputed claims as stated above; and

(b) subordinate any and all liens and right of lien to secure payment for such unpaid, agreed or pending change orders and disputed claims, and such further labor or materials, or both labor and materials, or rental equipment, appliances or tools, except for retainage, performed or furnished at any time through the twenty-fifth day after the end of the above payment period, to the extent of the amount actually advanced by the above lender/mortgagee through such twenty-fifth day.

Signed under the penalties of perjury this _____ day of ______________, _____.

Contractor:

By: ________________________

Its: ________________________

COMMONWEALTH OF )
 )SS
COUNTY OF )

I, , a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that , personally known to me to be the of , a , the general partner of , and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such he/she signed and delivered such instrument as his/her free and voluntary act and deed, and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

Given under my hand and official seal this day of ____, 20__.

Notary Public

My Commission Expires:

PARTIAL WAIVER AND SUBORDINATION OF LIEN

COMMONWEALTH OF MASSACHUSETTS: Date:

MIDDLESEX COUNTY Application for Payment No. ____

SUBCONTRACTOR:

CONTRACTOR:

SUBCONTRACT:

PROJECT:

LENDER/MORTGAGEE:

1. Original Subcontract Amount: $__________

2. Approved Change Orders: $__________

3. Adjusted Subcontract Amount: $__________

(line 1 plus line 2)

4. Completed to Date: $__________

5. Less Retainage: $__________

6. Total Payable to Date: $__________

(line 4 less line 5)

7. Less Previous Payments: $__________

8. Current Amount Due: $__________

(line 6 less line 7)

9. Pending Change Orders: $__________

10. Disputed Claims: $__________

The undersigned who has a subcontract (the “Subcontract”) with the Contractor, for furnishing labor or materials or both labor and materials or rental equipment, appliances or tools for the erection, alteration, repair or removal of a building or structure or other improvement of real property known and identified as _____, _______, Massachusetts and owned by Owner, upon receipt of ___________________ ($_________________) in payment of an invoice/requisition/application for payment dated _____________ does hereby:

(a) waive any and all liens and right of lien on such real property for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished through the following date:

_____________________ (payment period), except for retainage, unpaid agreed or pending change orders, and disputed claims as stated above; and

(b) subordinate any and all liens and right of lien to secure payment for such unpaid, agreed or pending change orders and disputed claims, and such further labor or materials, or both labor and materials, or rental equipment, appliances or tools, except for retainage, performed or furnished at any time through the twenty-fifth day after the end of the above payment period, to the extent of the amount actually advanced by the above lender/mortgagee through such twenty-fifth day.

Signed under the penalties of perjury this _____ day of ______________, _____.

Subcontractor: ______________________

By: ________________________

Its: ________________________

COMMONWEALTH OF )
 )SS
COUNTY OF )

I, , a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that , personally known to me to be the of , a , the ____________ of , and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such he/she signed and delivered such instrument as his/her free and voluntary act and deed, and as the free and voluntary act and deed of such limited liability company, for the uses and purposes therein set forth.

Given under my hand and official seal this day of ____, 20__.

Notary Public

My Commission Expires:

FINAL LIEN WAIVER (GENERAL CONTRACTOR)

Contractor's Final Lien Waiver,

Release and Indemnification

Contractor:

Owner:

Project:

Total Amount Previously Paid: $

Retainage Held to Date: $

Final Amount Due: $

Amount Paid This Date: $

In consideration of the receipt of the amount of payment set forth above, which payment represents the final payment due to the undersigned in connection with the Project and the work performed by the Contractor in connection with the Project, the Contractor does hereby:

1.
acknowledge, warrant, represent, and agree that, upon receipt of the final payment referenced above, the undersigned will have been paid in full for all compensation due to the undersigned, and anyone claiming by, through, or under the undersigned, in connection with the Project;
2.
irrevocably waive and release any and all liens and right of lien on such real property and other property of the owner for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished by the undersigned, and anyone claiming by, through, or under the undersigned, in connection with the Project;
3.
release, remise, discharge, indemnify, defend and hold harmless the Owner, any partner of Owner, any agent of the Owner, including but not limited to the Architect, and their respective predecessors, successors, assigns, employees, officers, shareholders, directors, and principals, whether disclosed or undisclosed (collectively “Releasees”) from and against any and all claims, losses, damages, actions and causes of action (collectively “Claims”) which the undersigned and anyone claiming by, through or under the undersigned has or may have against the Releasees, including. without limitation. any claims arising in connection with the Contract and the work performed thereunder;
4.
it is further understood and agreed that the payment of the above referenced consideration is made only in compromise of doubtful and disputed claims, and that this payment is not to be construed as an admission of liability on the part of Owner and that any such liability is hereby denied; and
5.
the contractor warrants and represents that it has not sold, assigned, granted, conveyed, or transferred to any other firm, person, corporation, or entity any of the claims, demands, or causes of action which are being compromised, settled and resolved by virtue of this Waiver and Release.

Without limiting the foregoing, the undersigned acknowledges and agrees that it has been paid all sums due for all labor, materials and/or equipment furnished by the undersigned to or in connection with the Project and the undersigned hereby releases, discharges, relinquishes and waives any and all claims, suits, liens and rights under any Notice of indemnification, Notice of Contract or statement of account with respect to the Contract, the Owner/Releasees, and/or the Project on account of any labor, materials and/or equipment furnished thereunder.

The undersigned individual represents and warrants that he/she is the duly authorized representative of the undersigned, empowered and authorized to execute and deliver this document on behalf of the undersigned.

The undersigned represents and warrants that it has paid in full each and every subcontractor, sub-subcontractor, laborer and labor and/or materials supplier with whom undersigned has dealt in connection with the Project and all taxes and benefits on account thereof and the undersigned agrees at its sole cost and expenses to defend, indemnify and hold harmless the Owner/Releasees from and against any claims, demands, suits, disputes, damages, costs. expenses (including attorneys' fees), liens and/or claims of lien made by such subcontractors, sub-subcontractors, laborers and labor and/or material suppliers arising out of or in any way related to the Project. This document is to take effect as a sealed document.

The undersigned intends that, upon receipt of the final payment referenced above, this instrument shall be a recordable notice within the meaning of G.L.c.254, §10 dissolving any lien which the undersigned may now, have or be entitled to have on account of work performed by, through, or under the Contractor in connection with the Project.

Signed under the penalties of perjury as of this _____day of ______________, 20__.

CONTRACTOR:

By:

Title

Hereunto Duly Authorized

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF __________ ___ ________________, 20__

On this __________ day of __________, 20__, before me, the undersigned notary public, personally appeared _____________________ who proved, to me through satisfactory evidence of identification, which was ________________________ to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily for its stated purpose as _________________________ of _______________.

Notary Public

My commission expires:

SUBCONTRACTOR'S FINAL LIEN WAIVER

Subcontractor's Final Lien Waiver,

Release and Indemnification

Subcontractor:

General Contractor:

Owner:

Subcontract/Date of Subcontract:

Project:

Total Amount Previously Paid on Subcontract: $

Retainage Held to Date on Subcontract: $

Final Amount Due on Subcontract: $

Amount Paid This Date on Subcontract: $

In consideration of the receipt of the amount of payment set forth above, which payment represents the final payment due to the undersigned in connection with the Project and the work performed by the Subcontractor in connection with the Project, the Subcontractor does hereby:

acknowledge, warrant, represent, and agree that, upon receipt of the final payment referenced above, the undersigned will have been paid in full for all compensation due to the undersigned, and anyone claiming by, through, or under the undersigned, in connection with the Project;

irrevocably waive and release any and all liens and right of lien on such real property and other property of the owner for labor or materials, or both labor and materials, or rental equipment, appliances or tools, performed or furnished by the undersigned, and anyone claiming by, through, or under the undersigned, in connection with the Project;

release, remise, discharge, indemnify, defend and hold harmless the General Contractor, any agent of General Contractor, Owner, any partner of Owner, any agent of the Owner, including but not limited to the Architect, and their respective predecessors, successors, assigns, employees, officers, shareholders, directors, and principals, whether disclosed or undisclosed (collectively “Releasees”) from and against any and all claims, losses, damages, actions and causes of action (collectively “Claims”) which the undersigned and anyone claiming by, through or under the undersigned has or may have against the Releasees, including, without limitation, any claims arising in connection with the Subcontract and the work performed thereunder. It is further understood and agreed that the payment of the above referenced consideration is made only in compromise of doubtful and disputed claims, and that this payment is not to be construed as an admission of liability on the part of General Contractor or Owner and that any such liability is hereby denied; and

the Subcontractor warrants and represents that it has not sold, assigned, granted, conveyed, or transferred to any other firm, person, corporation. or entity any of the claims, demands, or causes of action which are being compromised, settled and resolved by virtue of this Waiver and Release.

Without limiting the foregoing, the undersigned acknowledges and agrees that it has been paid all sums due for all labor, materials and/or equipment furnished by the undersigned to or in connection with the Project and the undersigned hereby releases, discharges, relinquishes and waives any and all claims, suits, liens and rights under any Notice of Indemnification, Notice of Contract or statement of account with respect to the Subcontract, the General Contractor, the Owner, the Releasees and/or the Project on account of any labor, materials and/or equipment furnished thereunder.

The undersigned individual represents and warrants that he/she is the duly authorized representative of the undersigned, empowered and authorized to execute and deliver this document on behalf of the undersigned.

The undersigned represents and warrants that it has paid in full each and every sub-subcontractor, laborer and labor and/or materials supplier with whom undersigned has dealt in connection with the Project and all taxes and benefits on account thereof and the undersigned agrees at its sole cost and expenses to defend, indemnify and hold harmless the General Contractor, the Owner and the Releasees from and against any claims, demands, suits, disputes; damages, costs, expenses (including attorneys' fees), liens and/or claims of lien made by such sub-subcontractors, laborers and labor and/or material suppliers arising out of or in any way related to the Project. This document is to take effect as a sealed document.

The undersigned intends that, upon receipt of the final payment referenced above, this instrument shall be a recordable notice within the meaning of G.L.c.254, §10 dissolving any lien which the undersigned may now have or be entitled to have on account of work performed by, through, or under the Subcontractor in connection with the Project.

Signed under the penalties of perjury as of this ____________ day of _________, 202_.

SUBCONTRACTOR:

_______________________________________

By:

Title

Hereunto Duly Authorized

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF ______________ __________________, 20__

On this _________ day of __________, 20__, before me, the undersigned notary public, personally appeared __________________ who proved to me through satisfactory evidence of identification, which was , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that heishe signed it voluntarily for its stated purpose as ___________ of _________________________.

Notary Public

My commission expires:

EXHIBIT C

Additional Amended Provisions of the Existing Lease

(with bold Section references to the Sections of the Original Lease)

Section 2. Section 2 is amended by deleting from the end of the third sentence thereof the words “and shall diligently operate its business on the Property.”

Section 5. Section 5 is amended by deleting therefrom the phrase “and will continue to rely.”

Section 6. Section 6 is amended by deleting therefrom the phrase “and will continue to rely.”

Section 8. Section 8 is amended by inserting into clause (B) of the second paragraph thereof, following the words “has occurred” the words “and is then continuing”.

Section 10. Section 10 is amended by deleting the same in its entirety and inserting the following in its place:

10.
Insurance. Throughout the Lease Term, Lessee shall maintain, with respect to the Property, at its sole cost and expense, the following types and amounts of insurance, in addition to such other insurance as Lessor may reasonably require from time to time:

A.
Insurance against loss or damage to real property under an “all risk” insurance policy, which shall include loss by fire, lightning, terrorism (to the extent that terrorism coverage is available at commercially reasonable rates), ordinance or law (if the Property is legally non-conforming), and other risks normally included in the standard ISO special form (which shall include flood insurance if the Property is located within a flood hazard area and which shall include earthquake insurance if the Property is located in an area where earthquake insurance is customarily maintained for similar commercial properties). Such insurance shall include replacement cost coverage in an amount not less than 100% of the full insurable replacement cost (after application of any deductibles) determined from time to time at Lessor’s request but not more frequently than once in any 24-month period, and not be subject to a co-insurance clause. Such insurance shall contain an extended period of indemnity endorsement which provides that after the physical loss to the Property has been repaired, the continued loss of income shall be insured until such income either returns to the same level as it was prior to the loss, or the expiration of ninety (90) days from the date the Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period.
B.
Commercial general liability insurance, including products and completed operation liability, covering Lessee (and Lessor, as an additional insured, as required below) against bodily injury liability, property damage liability and personal and advertising injury including without limitation any liability arising out of the ownership, maintenance, repair, conditions or operation of the Property or adjoining ways, streets, parking lots or sidewalks, if any. Such insurance policy or policies shall contain a contractual liability endorsement under which the insurer agrees to insure Lessee’s obligations under Section 15 hereof to the extent insurable, and a “severability of interest” clause or endorsement. Policy limits shall be in amounts of not less than $1,000,000 per occurrence for bodily injury and property damage, and $2,000,000 in the aggregate; plus umbrella coverage in an amount not less than $50,000,000 or such greater amount which is in accordance with Lessee’s then client liability policy.
C.
Workers’ compensation insurance in the statutorily mandated limits covering all persons employed by Lessee on the Property in connection with any work done on or about any of the Property for which claims for death or bodily injury could be asserted against Lessor, Lessee or the Property.
D.
Rental value insurance, equal to 100% of the Base Annual Rental (as may adjusted hereunder) for a period of not less than twelve (12) months; which insurance shall be carved out of Lessee’s business interruption coverage for a separate rental value insurance payable to Lessor, or if rental value insurance is included in Lessee’s business interruption coverage, the insurer shall provide priority payment to any rent obligations, and such obligations shall be paid directly to Lessor. Such insurance is to follow the form of real property “all risk” coverage and is not to contain a co-insurance clause.
E.
Comprehensive Boiler & Machinery Insurance against loss or damage from explosion of any steam or pressure boilers or similar apparatus, if any, located in or about the Property and in an amount equal to the lesser of 25% of the 100% replacement cost of the Property or $5,000,000.00, which coverage may be provided under the “all risk” coverage referenced above (and need not be pursuant to separate coverage).
F.
Such additional and/or other insurance and in such amounts as at the time are customarily carried by prudent owners or tenants with respect to improvements similar in character, location and use and occupancy to the Property.
G.
The deductibles under the insurance policies required hereunder shall not exceed (i) $100,000 with respect to boiler and machinery coverage, (ii) $250,000 with respect to flood and earthquake coverage, (iii) $250,000 with respect to all other perils under property or “all-risk” coverage, and (iv) $250,000 with respect to general liability coverage; or such other amounts as may be commercially reasonable for similarly situated buildings and properties.

General Insurance Requirements. All insurance policies (except as noted) shall:

(i)
Provide (1) for a waiver of subrogation by the insurer as to claims against Lessor, its employees and agents, (2) that the insurer shall not deny a claim against the Lessor and that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, employees or agents, or anyone acting for Lessee or any subtenant or other occupant of the Property, and (3) that any losses otherwise payable thereunder shall be payable notwithstanding any act or omission of Lessor or Lessee which might, absent such provision, result in a forfeiture of all or a part of such insurance payment;
(ii)
Be primary and provide that any “other insurance” clause in the insurance policy shall exclude any policies of insurance maintained by Lessor and the insurance policy shall not be brought into contribution with insurance maintained by Lessor;

(iii)
Contain a standard mortgagee loss payee clause or endorsement in favor of any Lender;
(iv)
Provide that the policy of insurance shall not be terminated, cancelled or amended without at least ten (10) days’ prior written notice to Lessee for nonpayment of premium and thirty (30) days’ notice to Lessee for all other reasons and that, as to any such cancellation, the insurer will give the same notice to Lessor and to any lender holding a mortgage on Lessor’s interest in the Property as may be designated by Lessor by notice from time to time (a “Lender”); provided that as to any such termination or amendment Lessee shall provide Lessor and Lender with prompt notice of any such termination or amendment;
(v)
Provide that the insurer shall not have the option to restore the Property if Lessor elects to terminate this Lease in accordance with the terms hereof;
(vi)
Be in amounts sufficient at all times to satisfy any coinsurance requirements thereof;
(vii)
Except for workers’ compensation insurance referred to in Section 10.C above, name Lessor and any Lessor Affiliate or Lender requested by Lessor, as an “additional insured” with respect to general liability insurance, and name Lessor and/or any Lender as “loss payee” with respect to all real property and rent value insurance, as appropriate and as their interests may appear;
(viii)
Be evidenced by delivery to Lessor and any Lender of an Acord Form 28 for property coverage (or any other form reasonably requested by Lessor) and an Acord Form 25 for liability, workers’ compensation and umbrella coverage (or any other form reasonably requested by Lessor); provided that in the event that either such form is no longer available, such evidence of insurance shall be in a form reasonably satisfactory to Lessor and any Lender designated by Lessor; and
(ix)
Be issued by insurance companies licensed to do business in the state where the Property is located and which are rated A-:VIII or better by Best’s Insurance Guide (or the successor thereto) or are otherwise approved by Lessor.

It is expressly understood and agreed that (I) if any insurance required hereunder, or any part thereof, shall expire, be withdrawn, become void by breach of any condition thereof by Lessee, or become void or in jeopardy by reason of the failure or impairment of the capital of any insurer, Lessee shall immediately obtain new or additional insurance on substantially the same terms and conditions as had been in place previously or as may be reasonably satisfactory to Lessor and any Lender designated by Lessor; (II) the foregoing minimum limits of insurance coverage shall not limit the liability of Lessee for its acts or omissions as provided in this Lease; and (III) Lessee shall procure policies for all insurance for periods of not less than one year and, upon written request by Lessor or any Lender, shall provide to Lessor and any such Lender certificates of insurance evidencing that insurance satisfying the requirements of this Lease is in effect at all times.

Lessee shall pay as they become due all premiums for the insurance required by this Section 10. In the event that Lessee fails to maintain the insurance coverage or deliver to Lessor evidence of insurance, in either case as required under the foregoing requirements of this Section 10, within ten (10) days of the giving of written notice by Lessor to Lessee, Lessor shall be entitled to procure such insurance. Any sums expended by Lessor in procuring such insurance shall be Additional Rent and shall be repaid by Lessee, together with interest thereon at the Default Rate, from the time of payment by Lessor until fully paid by Lessee immediately upon written demand therefor by Lessor.

Anything in this Section 10 to the contrary notwithstanding, any insurance which Lessee is required to obtain pursuant to this Section 10 may be carried under a “blanket” or “umbrella” policy or policies covering other properties or liabilities of Lessee provided that such “blanket” or “umbrella” policy or policies otherwise comply with the provisions of this Section 10.

Section 11. Section 11 is amended by:

(a) inserting in the first sentence thereof, following the word “occurrence,” the words “and continuance”;

(b) inserting in the first sentence thereof, following the words “require lessee to,” the word “thereafter”;

(c) inserting a new sixth sentence thereof as follows:

In the event of any Event of Default by Lessee, Lessor may use any or all impounded funds to pay any or all taxes, assessments and/or insurance premiums not paid by Lessee as required hereunder.

and

(c) inserting in the seventh (i.e., previously sixth) sentence thereof, following the words “event of any,” the words “termination of this Lease due to an”.

Section 12. Section 12 is amended as follows:

Section 12.A. is amended by (a) deleting therefrom the phrase “and all restrictions, covenants, and encumbrances . . . is not required by a Governmental Authority or utility company)” and inserting in its place the words “(excepting only covenants, restrictions and conditions hereafter of record that are not Permitted Encumbrances) and all Permitted Encumbrances”.

Section 12.B. is amended by (a) deleting therefrom, at the very end thereof, the words “this Section” and inserting in their place the words “this Section 12.B.”

Section 12.C. is amended by:

(a) inserting in subsection (i) thereof, following the words “represents and warrants to Lessor” the words “as of the date of this Lease.”

(b) deleting clauses (II), (V) and (VI) of subsection (ii)(1) thereof in their entirety and inserting in their place the following:

(II) All uses and operations on or of the Property, whether by Lessee or any other Person, shall be in compliance with applicable Environmental Laws and permits issued pursuant thereto.

(V) Lessee shall keep the Property or cause the Property to be kept free and clear of all Environmental Liens, whether due to any act or omission of Lessee or any other Person (excepting Lessor or any Lessor Entities or any agents, employees, contractors or representatives of either thereof).

(VI) Lessee shall not do or allow any subtenant, licensee or invitee of Lessee to do any act that (a) materially increases the dangers to human health or the environment on or about the Property, (b) poses an unreasonable risk of harm to any Person (whether on or off any of the Property), (c) could reasonably have a Material Adverse Effect, (d) is contrary to any material requirement set forth in the insurance policies maintained by Lessee, (e) constitutes a public or private nuisance or constitutes waste on or about the Property, or (f) violates any Permitted Encumbrance.

(c) deleting from subsection (iii) thereof the word “immediately” and inserting in its place “promptly”; and

(d) deleting subsection (iv) thereof in its entirety and inserting in its place the following:

(iv) Remediation. Lessee shall, at its sole cost and expense, and without limiting any other provision of this Lease, effectuate any Remediation required by any Governmental Authority, or any other reasonable action deemed necessary by any Governmental Authority for protection of human health or the environment, relating to any environmental condition (including, but not limited to, a Release except for Permitted Amounts) in, on, under or migrating from the Property (regardless of the sources). Should Lessee fail to undertake such required Remediation as set forth herein (after exhausting all available due process objections and legal proceedings, provided that Lessee takes all necessary precautions during such proceedings to prevent the Property and the rights of Lessor from being in immediate jeopardy), Lessor, after written notice to Lessee and Lessee’s failure to promptly undertake such Remediation, shall be permitted to complete such Remediation, and all reasonable Costs incurred in connection therewith shall be paid by Lessee.

(e) deleting from subsection (v) the words “this Section” and inserting in their place the words “this Section 12.”

Section 12.D. is deleted its entirety.

Section 14. Section 14 is amended by (a) deleting the first four sentences thereof in their entirety and inserting in their place the following:

Lessee shall not commit actual or constructive waste upon the Property. During the Lease Term, Lessee shall not undertake any structural or mechanical system alteration or improvements and individually costing $500,000.00 or more without the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed. Lessee may, without Lessor’s consent, undertake (x) non-structural and/or non-mechanical system alterations or improvements regardless of amount, and (y) structural or mechanical system alterations or improvements individually costing less than $500,000.00. If Lessor’s consent is required hereunder and Lessor consents to the making of any such alterations, the same shall be made by Lessee at Lessee’s sole expense by a licensed contractor and according to plans and specifications reasonably approved by Lessor and subject to such other conditions as Lessor shall reasonably require as set forth in such consent.

Section 15. Section 15 is amended by deleting from the fourth sentence thereof the word “gross.”

Section 16. Section 16 is amended by deleting therefrom the word “after” and inserting in its place the words “in each case on or before”.

Section 18. Section 18.F. is amended by inserting at the end of the first sentence thereof the words “, subject, however, to the terms and conditions of this Lease regarding the disbursement and disposition of such Net Award.”

Section 19. Section 19 is deleted in its entirety.

Section 20 Section 20.A. is amended by deleting subsection (i) thereof in its entirety and inserting in its place the following:

(i) if any representation or warranty of Lessee set forth in this Lease was false in any material respect when made and the same results in a Material Adverse Effect;

Section 22. Section 22.A. is amended by

(a) inserting in clause (E) thereof, following the word “whether,” the words “to the best of Lessee’s knowledge”; and

(b) deleting all of the test of clause (H) thereof and inserting in its place the words “[intentionally omitted]”.

Section 23. Section 23 is amended by:

(a) deleting the proviso at the end of the third sentence of Section 23.C. in its entirety and inserting in its place the following:

. . . provided, that, (x) in each such case (i) through (iv) such Permitted Person shall have duly assumed the obligations of the Lessee under this Lease and (y) in the case of the foregoing clause (iv) such assignment does not, in Lessor’s reasonable discretion, have a material adverse effect on the value of the Property.

(b) inserting at the end of the fifth sentence of Section 23.C the words “except as set forth in the following sentence.”

Section 27. Section 27 is amended by deleting therefrom the second sentence thereof and inserting in its place the following:

Lessee shall repair any damage caused by such removal and shall leave the Property broom clean and in the condition required under Section 13.

Section 28. Section 28 is amended by inserting at the end of said section the following new additional sentence:

All non-public financial statements received by Lessor under this Section 28 shall be kept by Lessor in strict confidence and shall not be disclosed to any third parties other than Lessor’s employees, officers, managers, attorneys, accountants, lenders, investors, prospective lenders, prospective purchasers, and others (i) with a need to know in connection with (x) the exercise or administration of Lessor’s rights and remedies hereunder or (y) a bona fide present or prospective business relationship with Lessor and (ii) who either have a duty to maintain such confidentiality and non-disclosure or who will have such a duty upon instruction from Lessor or otherwise agree (in writing or otherwise) to maintain such confidentiality upon instruction (collectively, “Lessor Parties”).

Section 32. Section 32 is amended by inserting at the end of clause (x) therein “. . . provided that such easements shall not have a material adverse effect on Lessee’s use and enjoyment of the Property or the operation of Lessee’s business on the Property.”

Section 33. Section 33 is amended by deleting each of the three (3) appearances of the words “an Insolvency Event” and in each case inserting in their place the words “the filing for protection by Lessee under the Bankruptcy Code.”

Section 38. Section 38 is amended by (a) inserting in the third sentence thereof, following the words “as shall be,” the word “reasonably” and (b) inserting at the end of the third sentence thereof the phrase “provided that all non-public statements and audit letters received by Lessor under this Section 38 shall be kept in confidence and shall not be disclosed to any third parties other than any applicable Lessor Parties.”

Section 40. Section 40 is amended by deleting clauses (c) and (d) thereof in their entirety (including the word “and” appearing immediately prior to said clause (c)) and inserting in their place the following:

. . . (c) the collection, maintenance and/or disbursement of the impound account contemplated under Section 11, and (d) inspections of the Premises required to make certain determinations under this Lease if an Event of Default shall have occurred and is then continuing or if Landlord has a reasonable belief that Tenant has failed to comply with its obligations under this Lease with respect to thereto.

Section 41. Section 41.H. is amended by deleting the two references therein to “State of Arizona” and inserting in their place in each case “Commonwealth of Massachusetts.”

Exhibit A. Exhibit A to the Existing Lease is amended by:

(a) deleting the definitions of “Adjustment Date,” “Base Annual Rental,” “Lessor’s Total Investment,” “Loss Value,” “Price Index,” “Purchase Closing Date,” “Purchase Offer,” “Rejectable Offer,” “Rent Adjustment,” “Subject Purchase Price,” and “Third Party Offer;” and

(b) replacing the definitions for each of the following italicized terms with the following respective definitions thereof:

“ADA” has the meaning set forth in Section 12.B.

“Business Day” means a day on which banks located in Boston, Massachusetts are not required or authorized to remain closed.

“Hazardous Materials” includes: (a) oil, petroleum products, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other materials, contaminants or pollutants defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “toxic substances”, “contaminants”, “pollutants”, or words of similar import under Environmental Laws or are otherwise regulated under any such Environmental Laws including, but not limited to: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.G. §9601, et seq.; (ii) the Hazardous Materials Transportation Act, as amended, 49 U.S.G. §1801, et seq.; (iii) the Resource Conservation and Recovery Act, as amended, 42 USC. §6901, et seq.; and (iv) regulations adopted and publications promulgated pursuant to the aforesaid laws; (b) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; (c) underground storage tanks; and (d) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the occupants of the Property or the owners and/or occupants of any adjoining property.

“Permitted Amounts” shall mean, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms which is permitted under applicable any Environmental Laws or does not otherwise constitute a violation of any Environmental Laws and is customarily employed in, or associated with, similar businesses located in the state where the Property is located.

“Permitted Encumbrances” shall mean those covenants, restrictions, reservations, liens, conditions, encroachments, easements and other matters of title that affect the Property as of the date of Lessor’s acquisition thereof and those items thereof, exclusive of mortgages or other monetary encumbrances created by or attributable to the Lessor, which hereafter affect title to the Property (i) as may be permitted under Section 32 of this Lease or (ii) which do not have a material adverse effect on Lessee’s use and enjoyment of the Property or the operation of Lessee’s business on the Property.

“Permitted Facility” means the headquarters and/or a distribution facility for Lessee’s retail clothing stores or such other use in connection with the operation of Lessee’s business, and any uses incidental thereto, and for any other use permitted by law upon the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed, and for no other use or purpose.

“Taking” means (a) any taking or damaging of all or a portion of the Property (i) in or by condemnation or other eminent domain proceedings pursuant to any Law, general or special, or (ii) by reason of any agreement with any condemnation in settlement of or under threat of any such condemnation or other eminent domain proceeding. The taking shall be considered to have taken place as of the later of the date actual physical possession is taken by the condemned, or the date on which the right to compensation and damages accrues under the law applicable to the Property.

EXHIBIT D

AMENDMENT TO SUBORDINATION,

NON-DISTURBANCEAND ATTORNMENT AGREEMENT

This Amendment to Subordination, Non-Disturbance and Attornment Agreement (this
“Amendment”) is made as of ______________, 2025 (the “Amendment Effective Date”), among
Brookline Bank (“Lender”), 555 TNPK 74 Owner, LLC, a Delaware limited liability company
(“Landlord”), and Destination XL Group, Inc., a Delaware corporation (“Tenant”).

RECITALS:

A.
Reference is made to a Subordination, Non-Disturbance and Attornment Agreement dated as of May 27, 2021 among Lender, Landlord and Tenant (the “Existing Agreement”), as recorded with the Norfolk County Registry of Deeds at Book 39468, Page 569, relating to a recorded a Lease Agreement dated as of February 1, 2006 (the “Existing Lease”) between Landlord, as successor-in-interest to Spirit Master Funding VIII, LLC and Spirit SPE Canton, LLC, as landlord, and Tenant, formerly known as Casual Male Retail Group, Inc., as tenant, for certain premises known as and numbered 555 Turnpike Street, Canton, Massachusetts (the “Premises”).
B.
Concurrently herewith, Landlord and Tenant are entering into an Amendment of Lease Agreement amending the Existing Lease (the “Lease Amendment”).
C.
Lender, Landlord and Tenant are entering into this Amendment to acknowledge that the Existing Lease has been amended by the Lease Amendment and to amend the Agreement on the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Lender, Landlord and Tenant hereby agree as follows:

1.
Recitals; Defined Terms. The foregoing recitals are incorporated into and made a part of this Amendment. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Agreement. All Section references contained herein shall be to the respective Sections of the Amendment, except as may be otherwise indicated herein. The term “Agreement” where used in the Existing Agreement and this Amendment shall hereafter refer to the Existing Agreement, as amended by this Amendment, unless the context clearly indicates otherwise.

2.
Amendment of Lease. The Lease as referred to in the Existing Agreement shall mean and refer to the Lease as amended by the Lease Amendment.

3.
Notice Addresses. Section 5 of the Existing Agreement is hereby amended by changing the address for copies of notices to Tenant to the following:

Brown Rudnick LLP

One Financial Center

Boston, MA 0211

Attn: Thomas J. Phillips, Esq.

4.
Miscellaneous. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective beneficiaries, successors and assigns. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[The remainder of this page is intentionally left blank; signature page follows.]

Executed as an instrument under seal as of the date first written above.

LENDER: Brookline Bank By: __________________ Name: Title: Hereunto duly authorized

COMMONWEALTH OF MASSACHUSETTS )

COUNTY OF ___________________________)

On the ____ day of ______________________, 2025, before me, the undersigned notary public, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence, which was _____________________________, to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as the _______________of Brookline Bank, and that by his/her signature on the instrument, the individual, or the entity upon behalf of which the individual acted, executed the instrument voluntarily and for its stated purpose, as the voluntary act of _______________________.

_______________________________________

Name: _________________________________

Notary Public

[stamp/seal] My commission expires: ___________________

[Lender signature page]

Executed as an instrument under seal as of the date first written above.

LANDLORD:

555 TNPK 74 Owner, LLC

a Delaware limited liability company

By:________________

Name:

Title:

Hereunto duly authorized

COMMONWEALTH OF MASSACHUSETTS )

COUNTY OF ___________________________)

On the ____ day of ______________________, 2025, before me, the undersigned notary public, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence, which was _____________________________, to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as the _______________of 555 TNPK 74 Owner, LLC, and that by his/her signature on the instrument, the individual, or the entity upon behalf of which the individual acted, executed the instrument voluntarily and for its stated purpose, as the voluntary act of _______________________.

_______________________________________

Name: _________________________________

Notary Public

[stamp/seal] My commission expires: ___________________

[Landlord signature page]

Executed as an instrument under seal as of the date first written above.

TENANT:

Destination XL Group, Inc.

a Delaware corporation

By:__________________

Name: Peter Stratton

Title: Chief Financial Officer

COMMONWEALTH OF MASSACHUSETTS )

COUNTY OF ___________________________)

On the ____ day of ______________________, 2025, before me, the undersigned notary public, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence, which was _____________________________, to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity as the _______________of Destination XL Group, Inc., and that by his/her signature on the instrument, the individual, or the entity upon behalf of which the individual acted, executed the instrument voluntarily and for its stated purpose, as the voluntary act of _______________________.

_______________________________________

Name: _________________________________

Notary Public

[stamp/seal] My commission expires: ___________________

[Tenant signature page]